Goodwill	3 Months Ended
Mar. 31, 2025
Goodwill [Abstract]
Goodwill

4. Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2024	$637,446	$1,339,405	$1,976,851
Foreign exchange	—	32,627	32,627
Reduction during the period (3)	(2,402)	—	(2,402)
Balance as of March 31, 2025	$635,044	$1,372,032	$2,007,076

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2023	$637,446	$1,385,956	$2,023,402
Foreign exchange	-	(16,601)	(16,601)
Balance as of March 31, 2024	$637,446	$1,369,355	$2,006,801

(1)
Accumulated impairment loss was $1,159,145 as of March 31, 2025 and December 31, 2024 within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 as of March 31, 2025 and December 31, 2024 within the Digital Wallets segment.
(3)
Reductions to goodwill within the Merchant Solutions segment relate to the sale of the direct marketing payment processing business line (See Note 10). Goodwill was allocated using a fair value allocation methodology which considered an income and market approach (a Level 3 measurement) as well as the fair value consideration of the disposed business (a Level 2 measurement).

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. No such events and circumstances were identified as of March 31, 2025. However, failure to achieve projected future cash flows or sustained declines in the stock price may cause a future impairment of goodwill at the reporting unit level.